UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2004
                                                          --------------

                               DOR BIOPHARMA, INC
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-14778               41-1505029
        ----------                    -----------             -----------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)




1691 MICHIGAN, SUITE 435, MIAMI, FL                            33139
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(Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (305) 534-3383
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
        -----------------------------------------

We have completed our sale of securities in a private placement to institutional investors with gross proceeds of $3.25 million. On March 15, 2004, we issued a press release with respect thereto, which is attached to this Form 8-K as
Exhibit 99.1 and incorporated herein by reference


        Exhibits

          99.1 Press Release of DOR BioPharma, Inc regarding the Private Placement Financing

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DOR BioPharma, Inc.

Date: March 15, 2004          By: /s/Ralph Ellison
      --------------          ---------------------------
                              Ralph Ellison
                              Chief Executive Officer and
                              President